                                                                Exhibit 99.7

                                CAREINSITE, INC.
                         (a Development Stage Company)

                   Index to Consolidated Financial Statements

                                                                           Page
                                                                           ----
Consolidated Balance Sheets - March 31, 2000 and June 30, 1999............    2

Consolidated Statements of Operations - Three and nine months ended
    March 31, 2000 and 1999 and Cumulative from Inception
    (December 24, 1996) through March 31, 2000............................    4

Consolidated Statements of Changes in Stockholders' Equity - for
    the Period from Inception (December 24, 1996) through June 30,
    1997, the Years ended June 30, 1998 and June 30, 1999
    and the nine months ended March 31, 2000..............................    5

Consolidated Statements of Cash Flows - Nine months ended
    March 31, 2000 and 1999 and Cumulative from Inception
    (December 24, 1996) through March 31, 2000............................    6


Notes to Consolidated Financial Statements................................    7

                                CAREINSITE, INC.
                          (a Development Stage Company)
                           CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                     ASSETS


                                                                                      March 31,       June 30,
                                                                                        2000            1999
                                                                                     ----------      ----------
                                                                                     (unaudited)
CURRENT ASSETS:
   Cash and cash equivalents ...................................................     $   19,064      $   64,019
   Marketable securites ........................................................         49,524          54,670
   Accounts receivable, net of allowances of $70 and $6
       at March 31, 2000 and June 30, 1999, respectively .......................          3,018             532
   Accounts and notes receivable from affiliate ................................             --           1,591
   Current portion of prepaid marketing and licensing agreements ...............          7,709              --
   Other current assets ........................................................          4,437             554
                                                                                     ----------      ----------
             Total current assets ..............................................         83,752         121,366
                                                                                     ----------      ----------


PROPERTY, PLANT AND EQUIPMENT:
   Leasehold improvements ......................................................            893             732
   Equipment ...................................................................          6,514           3,454
   Furniture and fixtures ......................................................            899             427
   Construction in progress ....................................................          7,690              --
                                                                                     ----------      ----------
                                                                                         15,996           4,613
   Less: Accumulated depreciation ..............................................         (3,476)         (2,033)
                                                                                     ----------      ----------
             Property, plant and equipment, net ................................         12,520           2,580
                                                                                     ----------      ----------


CAPITALIZED SOFTWARE DEVELOPMENT COSTS, net of
    accumulated amortization of $2,089 at March 31, 2000 .......................         29,241          31,330


OTHER ASSETS:
    Goodwill and other intangible assets, net of accumulated amortization of
      $8,004 and $1,903 at March 31, 2000 and June 30, 1999,
      respectively .............................................................        153,368          22,475
    Prepaid marketing and licensing agreements .................................          1,846              --
    Other ......................................................................          8,710           2,202
                                                                                     ----------      ----------
              Total other assets ...............................................        163,924          24,677
                                                                                     ----------      ----------
                                                                                     $  289,437      $  179,953
                                                                                     ==========      ==========


  The accompanying notes are an integral part of these consolidated statements

                                CAREINSITE, INC.
                          (a Development Stage Company)
                           CONSOLIDATED BALANCE SHEETS
                        (in thousands, except share data)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                                           March 31,       June 30,
                                                                                             2000            1999
                                                                                          ----------      ----------
                                                                                         (unaudited)

CURRENT LIABILITIES:

      Accounts payable ..............................................................     $    3,745      $      764
      Payable to Parent .............................................................          1,181             853
      Obligations under capital leases ..............................................            905              --
      Accrued liabilities ...........................................................         15,656           4,912
                                                                                          ----------      ----------
                  Total current liabilities .........................................         21,487           6,529
                                                                                          ----------      ----------


LONG-TERM DEBT

      Long-Term Debt, net of current portion ........................................          2,976              --
      Obligations under capital leases, net of current portion ......................            668              --
                                                                                          ----------      ----------
                                                                                               3,644              --
                                                                                          ----------      ----------

OTHER LIABILITIES ...................................................................          3,482              --
                                                                                          ----------      ----------

COMMITMENTS AND CONTINGENCIES (NOTE 8)

CONVERTIBLE REDEEMABLE PREFERRED STOCK ..............................................          5,598              --
                                                                                          ----------      ----------

REDEEMABLE COMMON STOCK .............................................................         35,744              --
                                                                                          ----------      ----------

STOCKHOLDERS' EQUITY:

      Preferred stock, $.01 par value, 30,000,000 shares authorized; 100 shares of Series A Preferred Stock issued and outstanding
         at March 31, 2000 ..........................................................             --              --
      Common stock, $.01 par value, authorized 300,000,000 shares;
         74,951,840 and 70,410,134 shares issued and outstanding
         at March 31, 2000 and June 30, 1999, respectively ..........................            749             704
      Additional paid-in capital ....................................................        314,562         247,932
      Deficit accumulated during the development stage ..............................        (95,347)        (75,490)
      Accumulated other comprehensive (loss) income .................................           (482)            278
                                                                                          ----------      ----------
                  Total stockholders' equity ........................................        219,482         173,424
                                                                                          ----------      ----------
                                                                                          $  289,437      $  179,953
                                                                                          ==========      ==========


  The accompanying notes are an integral part of these consolidated statements

                                CAREINSITE, INC.
                          (a Development Stage Company)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (unaudited)



                                                                                                                       Cumulative
                                                                Three Months Ended           Nine Months Ended       from Inception
                                                                     March 31,                   March 31,           (Dec. 24, 1996)
                                                             -------------------------   -------------------------       Through
                                                                2000           1999         2000          1999       March 31, 2000
                                                             ----------     ----------   ----------     ----------   --------------

Net revenue ..............................................   $    1,651     $       --   $    3,236     $       --     $    3,607
Service revenue to affiliates ............................           --            213        1,573            213          2,566
                                                             ----------     ----------   ----------     ----------     ----------
        Total revenues ...................................        1,651            213        4,809            213          6,173
                                                             ----------     ----------   ----------     ----------     ----------
Costs and Expenses:
    Cost of revenues .....................................          787             --        1,312             --          1,381
    Cost of services to affiliates .......................           --            213        1,573            213          2,566
    Research and development expenses ....................        8,386          1,958       16,287          7,646         39,204
    Sales and marketing expenses .........................        5,565            813       12,076          1,428         16,869
    General and administrative expenses ..................        3,450          1,147        9,805          2,855         17,787
    Litigation costs .....................................          350          2,500        1,450          2,500          5,750
    Acquired in-process research and development .........           --             --           --             --         32,185
    Depreciation and amortization ........................        8,924            275       11,609          1,162         15,543
                                                             ----------     ----------   ----------     ----------     ----------
        Total costs and expenses .........................       27,462          6,906       54,112         15,804        131,285
                                                             ----------     ----------   ----------     ----------     ----------
Loss from operations .....................................      (25,811)        (6,693)     (49,303)       (15,591)      (125,112)
Other income, net ........................................        1,534             19        4,801            110          5,120
Gain on sale of investment ...............................           --             --       25,511             --         25,511
                                                             ----------     ----------   ----------     ----------     ----------
Net loss .................................................      (24,277)        (6,674)     (18,991)       (15,481)       (94,481)
Accretion on Series A Preferred Stock ....................         (433)            --         (866)            --           (866)
                                                             ----------     ----------   ----------     ----------     ----------
Net loss available to common stockholders ................   $  (24,710)    $   (6,674)  $  (19,857)    $  (15,481)    $  (95,347)
                                                             ==========     ==========   ==========     ==========     ==========


Net loss per share available to common stockholders,
        basic and diluted ................................   $    (0.34)    $    (0.11)    $  (0.28)    $    (0.29)    $    (1.69)
                                                             ==========     ==========     ==========   ==========     ==========
Weighted average shares outstanding, basic and diluted ...       73,489         62,500       71,436         54,208         56,504
                                                             ==========     ==========     ==========   ==========     ==========


 The accompanying notes are an integral part of these consolidated statements.

                                CAREINSITE, INC.
                          (a Development Stage Company)
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                 (in thousands)


                                                                          Common Stock
                                                                      --------------------
                                                                       Number                  Additional      Stock
                                                                         of                     Paid-In    Subscription
                                                                       Shares       Amount      Capital     Receivable
                                                                      --------     --------    ----------   ------------

Capitalization at Inception, December 24, 1996 ..................       50,063     $    501     $  9,499      $(10,000)
      Contribution of Avicenna assets ...........................           --           --       28,817            --
      Contribution of CareAgents stock ..........................           --           --        3,250            --
      Net loss ..................................................           --           --           --            --
      Capital contributions from Parent .........................           --           --       11,856            --
                                                                      --------     --------     --------      --------
Balance at June 30, 1997 ........................................       50,063          501       53,422       (10,000)
                                                                      --------     --------     --------      --------
      Net loss ..................................................           --           --           --            --
      Capital contributions from Parent .........................           --           --       16,567            --
                                                                      --------     --------     --------      --------
Balance at June 30, 1998 ........................................       50,063          501       69,989       (10,000)
                                                                      --------     --------     --------      --------
      Net loss ..................................................           --           --           --            --
      Unrealized gains on marketable securities .................           --           --           --            --
           Total comprehensive loss .............................           --           --           --            --
      Settlement of stock subscription receivable ...............           --           --           --        10,000
      Common stock issued to Cerner .............................       13,148          131       32,455            --
      Issuance of warrants to THINC .............................           --           --        1,700            --
      Issuance of warrants to Horizon ...........................           --           --        6,725            --
      Sale of common stock in initial public offering, net
        of underwriting discount  and offering
        expenses of $10,509 .....................................        6,498           65      106,381            --
      Common stock issued to Parent .............................          701            7       11,207            --
      Capital contributions from Parent .........................           --           --       19,475            --
                                                                      --------     --------     --------      --------
Balance at June 30, 1999 ........................................       70,410          704      247,932            --
                                                                      --------     --------     --------      --------
      Net loss ..................................................           --           --           --            --
      Accretion on Series A Preferred Stock .....................           --           --           --            --
      Unrealized losses on marketable securities ................           --           --           --            --

           Total comprehensive loss .............................           --           --           --            --
      Issuance of warrants ......................................           --           --          555            --
      Discount on issuance of Series A Preferred Stock ..........           --           --        5,268            --
      Common stock issued for the acquisitions of
        THINC, PTG, SCINET EDI Business and Netics ..............        4,542           45       59,357            --
      Capital contributions from Parent .........................           --           --        1,450            --
                                                                      --------     --------     --------      --------
Balance at March 31, 2000 (unaudited) ...........................       74,952     $    749     $314,562      $     --
                                                                      ========     ========     ========      ========


                                                                       Deficit        Accumulated
                                                                     Accumulated         Other           Total
                                                                     During the      Comprehensive   Stockholders'
                                                                  Development Stage  Income (Loss)      Equity
                                                                  -----------------  -------------   -------------

Capitalization at Inception, December 24, 1996 ..................     $       --      $       --      $       --
      Contribution of Avicenna assets ...........................             --              --          28,817
      Contribution of CareAgents stock ..........................             --              --           3,250
      Net loss ..................................................        (42,357)             --         (42,357)
      Capital contributions from Parent .........................             --              --          11,856
                                                                      ----------      ----------      ----------
Balance at June 30, 1997 ........................................        (42,357)             --           1,566
                                                                      ----------      ----------      ----------
      Net loss ..................................................        (10,335)             --         (10,335)
      Capital contributions from Parent .........................             --              --          16,567
                                                                      ----------      ----------      ----------
Balance at June 30, 1998 ........................................        (52,692)             --           7,798
                                                                      ----------      ----------      ----------
      Net loss ..................................................        (22,798)             --         (22,798)
      Unrealized gains on marketable securities .................             --             278             278
                                                                                                      ----------
           Total comprehensive loss .............................                                        (22,520)
      Settlement of stock subscription receivable ...............             --              --          10,000
      Common stock issued to Cerner .............................             --              --          32,586
      Issuance of warrants to THINC .............................             --              --           1,700
      Issuance of warrants to Horizon ...........................             --              --           6,725
      Sale of common stock in initial public offering, net
        of underwriting discount  and offering
        expenses of $10,509 .....................................             --              --         106,446
      Common stock issued to Parent .............................             --              --          11,214
      Capital contributions from Parent .........................             --              --          19,475
                                                                      ----------      ----------      ----------
Balance at June 30, 1999 ........................................        (75,490)            278         173,424
                                                                      ----------      ----------      ----------
      Net loss ..................................................        (18,991)             --         (18,991)
      Accretion on Series A Preferred Stock .....................           (866)             --            (866)
      Unrealized losses on marketable securities ................             --            (760)           (760)
                                                                                                      ----------
           Total comprehensive loss .............................             --              --         (20,617)
      Issuance of warrants ......................................             --              --             555
      Discount on issuance of Series A Preferred Stock ..........             --              --           5,268
      Common stock issued for the acquisitions of
        THINC, PTG, SCINET EDI Business and Netics ..............             --              --          59,402
      Capital contributions from Parent .........................             --              --           1,450
                                                                      ----------      ----------      ----------
Balance at March 31, 2000 (unaudited) ...........................     $  (95,347)     $     (482)     $  219,482
                                                                      ==========      ==========      ==========


  The accompanying notes are an integral part of these consolidated statements

                                CAREINSITE, INC.
                          (a Development Stage Company)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)
                                   (unaudited)


                                                                          Nine Months Ended
                                                                              March 31,            (Dec. 24, 1996)
                                                                      --------------------------       Through
                                                                         2000            1999       March 31, 2000
                                                                      ----------      ----------   ---------------
Cash Flows Used In Operating Activities:
    Net loss ....................................................     $  (18,991)     $  (15,481)     $  (94,481)
       Adjustments to reconcile net loss to net cash
        used in operating activities:
           Depreciation and amortization ........................         11,609           1,162          15,543
           Gain on sale of investment ...........................        (25,511)             --         (25,511)
           Write-off of acquired in-process research
           and development costs ................................             --              --          32,185
           Write-off of acquired intellectual property and
                 software technologies ..........................             --              --           5,228
           Write-off of capitalized software costs ..............             --           2,381           2,381
           Net loss from investment in unconsolidated
           affiliate ............................................            895             212           1,491
           Changes in operating assets and liabilities:
               Accounts and affiliate receivable, net ...........         (3,151)             --          (4,420)
               Prepaid and other current assets .................        (10,798)           (230)        (11,208)
               Other assets .....................................         (3,157)             --          (3,747)
               Accounts and Parent payables .....................          2,733            (347)          4,320
               Accrued liabilities ..............................           (522)           (144)         (1,013)
                                                                      ----------      ----------      ----------
                 Net cash used in operating activities ..........        (46,893)        (12,447)        (79,232)
                                                                      ----------      ----------      ----------
Cash Flows Used In Investing Activities:
           Purchases of property, plant and equipment ...........         (9,411)           (124)        (12,807)
           Software development costs ...........................             --          (7,769)        (12,741)
           Purchases of marketable securities ...................        (50,000)             --        (104,392)
           Maturities and redemptions of marketable
           securities ...........................................         54,545              --          54,545
           Acquisition of Med-Link, net of cash acquired ........             --              --         (13,980)
           Acquisition of THINC, PTG, SCINET EDI
           Business and Netics, net of cash acquired ............        (25,914)             --         (25,914)
           Investment in unconsolidated affiliate ...............             --          (1,350)         (1,350)
           Proceeds from sale of investment .....................         27,511              --          27,511
           Purchase of other investments ........................         (6,000)             --          (6,000)
                                                                      ----------      ----------      ----------
              Net cash used in investing activities .............         (9,269)         (9,243)        (95,128)
                                                                      ----------      ----------      ----------
Cash Flows Provided By Financing Activities:
           Proceeds from stock subscription receivable ..........             --          10,000          10,000
           Proceeds from sale of Series
           A Preferred Stock and Option .........................         10,000              --          10,000
           Proceeds from sale of common stock ...................             --              --         131,366
           Contributions from Parent ............................          1,450          16,433          42,301
           Payments on long-term debt ...........................           (243)             --            (243)
                                                                      ----------      ----------      ----------
              Net cash provided by financing activities .........         11,207          26,433         193,424
                                                                      ----------      ----------      ----------
Change in cash and cash equivalents .............................        (44,955)          4,743          19,064
Cash and cash equivalents, beginning of period ..................         64,019             315              --
                                                                      ----------      ----------      ----------
Cash and cash equivalents, end of period ........................     $   19,064      $    5,058      $   19,064
                                                                      ==========      ==========      ==========
Supplemental disclosure of non-cash
investing and financing activities:
    Contribution of Avicenna assets from Parent .................     $       --      $       --      $   28,817
                                                                      ==========      ==========      ==========
    Contribution of CareAgents stock from Parent ................     $       --      $       --      $    3,250
                                                                      ==========      ==========      ==========
    Contribution of acquired intellectual
    property and software technologies from Parent ..............     $       --      $       --      $    5,228
                                                                      ==========      ==========      ==========
    Contribution of note receivable from Parent .................     $       --      $       --      $    2,000
                                                                      ==========      ==========      ==========
    Issuance of equity for software technology
    licensed from Cerner ........................................     $       --      $   20,800      $   20,800
                                                                      ==========      ==========      ==========
    Conversion of note receivable into
    a stock investment ..........................................     $       --      $    2,000      $    2,000
                                                                      ==========      ==========      ==========
    Issuance of warrants ........................................     $      555      $    1,700      $    8,980
                                                                      ==========      ==========      ==========
    Interest paid ...............................................     $       54      $       --      $       54
                                                                      ==========      ==========      ==========


  The accompanying notes are an integral part of these consolidated statements

                                CAREINSITE, INC.
                          (a Development Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(1)      Organization and Basis of Presentation

         The accompanying unaudited consolidated financial statements include the accounts of CareInsite, Inc. and its subsidiaries ("CareInsite" or the "Company"), after elimination of intercompany accounts and transactions. These statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. These consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto included in the Company's Form 10-K for the fiscal year ended June 30, 1999. The results of the interim periods presented herein are not necessarily indicative of the results to be expected for any other interim period or the full year. In the opinion of management, the information furnished reflects all adjustments (consisting only of normal recurring accruals) considered necessary for a fair presentation of the results for the reported interim periods.

         On December 24, 1996, Medical Manager Corporation (formerly known as Synetic, Inc., herein referred to as "Medical Manager" or the "Parent") acquired Avicenna Systems Corporation, a privately held, development stage company that marketed and built Intranets for managed healthcare plans, integrated healthcare delivery systems and hospitals. The acquisition of Avicenna marked the inception of the Parent's healthcare electronic commerce business (the "Inception"). On January 23, 1997, the Parent acquired CareAgents, Inc. ("CareAgents"), a privately held, development stage company engaged in developing Internet-based clinical commerce applications. On November 24, 1998, the Parent formed Synetic Healthcare Communications, Inc., which was subsequently renamed CareInsite, Inc. On January 2, 1999, the Parent contributed the stock of CareAgents to Avicenna. Concurrently, Avicenna contributed the stock of CareAgents and substantially all of Avicenna's other assets and liabilities to the Company (the "Formation"). The Parent also contributed $10,000,000 in cash to the Company. The Formation has been accounted for using the carryover basis of accounting and the Company's financial statements include the accounts and operations of Avicenna and CareAgents for all periods presented from the date each entity was acquired. As of March 31, 2000, Medical Manager owned 68.0% of the outstanding common stock of the Company.

         On June 16, 1999, the Company completed its initial public offering of 6,497,500 shares of its common stock (the "Offering"). The net proceeds of the Offering were $106,446,000.

         The Company is in the development stage. The Company intends to provide a broad range of healthcare electronic commerce services which it believes will leverage Internet technology to improve communication among physicians, payers, suppliers and patients. The provision of products and services using Internet technology in the healthcare electronic commerce industry is subject to risks, including, but not limited to, those associated with competition from existing companies offering the same or similar services, uncertainty with respect to market acceptance of its products and services, development risks, rapid technological change, management of growth, the ability of the Company to attract and retain qualified personnel, availability of future capital and minimal previous record of operations or earnings.

         On February 13, 2000, the Company and Medical Manager signed definitive agreements (the "Healtheon/WebMD Agreements") to be acquired by Healtheon/WebMD Corporation ("Healtheon/WebMD"). Under the terms of the agreements, Healtheon/WebMD will pay 1.3 shares of Healtheon/WebMD common stock for each share of the Company's common stock not owned by Medical Manager and 1.65 shares of Healtheon/WebMD common stock for each share of Medical Manager's common stock. In light of the Company's pending acquisition by Healtheon/WebMD, the Company made certain strategic decisions, including the decision to delay deployment of certain of its healthcare e-commerce services. During this period of delay, the Company has been conducting a review of its systems and applications to determine, among other things, what additional efforts are required to fully develop certain services for broad deployment to customers. As part of this review, the Company is also evaluating (i) the possible integration of its technology with Healtheon/WebMD's techonology if the Company's pending acquisition by Healtheon/WebMD is completed, (ii) the recently acquired technology assets of Provider Technology Group and the possible integration of those assets into the Company's overall technology platform, (iii) the unique requirements of existing customers and potential customers with whom the Company is currently in discussions and (iv) the limited availability of cost-effective, high-speed Internet connections into physicians' offices in our target geographic markets, to assess any potential impact that they may have on its development efforts. As a result of these factors and risks and uncertainties described herein and in the Company's Form 10-K, the Company believes that the development and deployment of certain services will take longer and cost more than previously expected.

         Certain reclassifications have been made to prior year amounts to conform to the current year presentation.


(2)      Definitive Agreement with Healtheon/WebMD Corporation

         On February 13, 2000, Medical Manager and CareInsite signed definitive agreements to be acquired by Healtheon/WebMD Corporation ("Healtheon/WebMD"). Under the terms of the agreements, Healtheon/WebMD will pay 1.65 shares of Healtheon/WebMD common stock for each share of Medical Manager's common stock and 1.3 shares for each share of CareInsite's common stock not owned by Medical Manager. Completion of the acquisitions, which will be accounted for as purchase transactions, is subject to certain conditions, including regulatory and shareholder approvals.

(3)      Acquisitions:

         The Health Information Network Connection LLC ("THINC")-

         In January 2000, the Company acquired the 80% equity interest in THINC owned by Empire Blue Cross and Blue Shield, Group Health Incorporated, HIP Health Plans and Greater New York Hospital Association (the "THINC founding members") for 600,800 shares of Company common stock in a transaction valued at $45,672,000. The fair value of the shares, as determined by management, was $76.018 per common share. THINC is a New York-based provider of software and services to facilitate the exchange of healthcare information in the New York metropolitan area among physicians, hospitals, laboratories, and payers. Concurrently with the acquisition, warrants to purchase an aggregate of 3,247,294 shares of the Company's common stock, which represented the THINC founding members' interest in the warrants issued by the Company to THINC in January 1999, were distributed to the THINC founding members. Immediately following this transaction, the THINC founding members exercised their warrants in full. All shares including those issued upon the exercise of the warrants are subject to certain restrictions on transfer. Simultaneously, the Company acquired Cerner Corporation's ("Cerner") 2% non-voting ownership interest in THINC for a note payable of $2,735,000. The note bears interest at 5.8% per annum and is repayable on demand after September 2002.

         The acquisition of THINC was accounted for using the purchase method of accounting with the purchase price being allocated to assets acquired and liabilities assumed based on their fair values. The goodwill related to the transaction will be amortized over a three-year period. THINC's results of operations have been included in the Company's financial statements as of January 1, 2000.

         A preliminary summary of the purchase price allocation is as follows (in thousands):


     Current assets .........................     $  1,605
     Goodwill ...............................       61,412

     Other noncurrent assets ................        1,954
                                                  --------
                                                  $ 64,971
                                                  ========

     Current liabilities ....................     $ 13,646
     Noncurrent liabilities .................        5,653
                                                  --------
                                                  $ 19,299
                                                  ========

         Provider Technology Group ("PTG")-

         On February 14, 2000, the Company agreed to acquire substantially all of the assets of Provider Technology Group ("PTG"), the e-commerce network of Blue Cross Blue Shield of Massachusetts ("BCBSMA"), for $26,500,000 in cash and 651,968 shares of the Company's common stock. This acquisition was completed on March 27, 2000. Pursuant to the asset purchase agreement, if BCBSMA does not realize at least $22,500,068 in proceeds from the sale of 325,984 of the common shares issued, the Company has agreed to pay BCBSMA an amount equal to the shortfall in cash. Accordingly, the fair value of 325,984 of the common shares issued was $69.022 per share. The fair value of the remaining 325,984 shares of common stock, as determined by management, was $40.646 per share.

         Based on the March 31, 2000 closing price for the Company's common stock of $23.375, the Company would be obligated to remit $14,880,192 to BCBSMA pursuant to the Company's guarantee of at least $22,500,068 in proceeds from the sale of 325,984 of the common shares issued to acquire PTG.

         BCBSMA has the right to require the Company to purchase from BCBSMA 325,984 shares of Company common stock at $69.022 per common share if a registration statement for these shares has not been declared effective on or before November 15, 2000 (the "First Put"). Additionally, if the registration statement referred to above is not declared effective by December 29, 2000, BCBSMA has the right to require the Company to purchase up to 651,968 shares of Company common stock from BCBSMA, including any shares not purchased by the Company pursuant to the First Put, for a price equal to the average closing price per share of Company common stock for the ten successive trading days ending December 29, 2000. The shares covered by this arrangement are classified as Redeemable Common Stock in the accompanying balance sheet as of March 31, 2000.

         The acquisition of PTG was accounted for using the purchase method of accounting with the purchase price being allocated to assets acquired and liabilities assumed based on their fair values. The goodwill related to the transaction will be amortized over a five year period. PTG's results of operations have been included in the Company's financial statements as of March 27, 2000.

         A preliminary summary of the purchase price allocation is as follows (in thousands):


     Current assets .........................     $    114
     Goodwill ...............................       64,406

     Other noncurrent assets ................           65
                                                  --------
                                                  $ 64,585
                                                  ========


     Current liabilities ....................     $  2,335
                                                  ========

    Scinet EDI Business-

         In March 2000, the Company acquired the assets of the electronic data interchange business of Scinet Inc. ("Scinet EDI Business") for 182,197 shares of Company common stock from Medical Manager in a transaction valued at $12,000,000. The fair value of the shares, as determined by management, was $65.8628 per common share. The Scinet EDI Business is an Arizona based provider of electronic data interchange claims clearing, statement processing and remittance advice postage services to medical practices.

         The acquisition of the Scinet EDI Business was accounted for using the purchase method of accounting with the purchase price being allocated to assets acquired and liabilities assumed based on their fair values. Goodwill of $12,120,000 related to the transaction will be amortized over a three year period. The results of operations of the Scinet EDI Business have been included in the Company's financial statements as of March 7, 2000.

         Netics-

         In March 2000, the Company acquired the assets of Netics, Inc. ("Netics") for 35,125 shares of Company common stock in a transaction valued at approximately $1,802,000. The fair value of the shares issued, as determined by management, was $51.2917 per common share. Netics is a Maryland based developer of web-enabled software which is used in the provision of electronic data interchange claims clearing, statement processing and remittance advice postage and other services for medical practices.

         The acquisition of Netics was accounted for using the purchase method of accounting with the purchase price allocated to assets acquired and liabilities assumed based on their fair values. Goodwill of $1,934,000 related to the transaction will be amortized over a three year period. The results of operations of Netics have been included in the Company's financial statements as of March 13, 2000.

         The following summary, prepared on a pro forma basis, combines the results of operations of the Company, THINC and PTG assuming the acquisitions were consummated at the beginning of the periods presented. The pro forma financial data does not purport to represent what the Company's results of operations actually would have been if these transactions had been consummated on the dates or for the periods presented, or what such results will be for any future date or for any future period. The acquisitions of the Scinet EDI business and Netics were not material to the financial statements and results of operations of the Company, therefore, they are not included in the table below.


                                           Three Months Ended                Nine Months Ended
                                                March 31,                        March 31
                                        ------------------------          ------------------------
                                           2000           1999               2000           1999
                                        ----------     ---------          ----------     ---------
                                                   (in thousands, except per share data)

Revenue..............................   $    2,673     $   1,063          $    6,446     $   3,056

Net loss available to common
     shareholders....................      (35,685)      (18,360)            (55,913)      (52,191)

Net loss per share available to
     common stockholders,
     basic and diluted...............    $   (0.46)     $  (0.27)          $   (0.74)     $  (0.89)



(4)      America Online Agreement:

         In September 1999, the Company entered into a strategic alliance with America Online, Inc. ("AOL") for the Company to be AOL's exclusive provider of a comprehensive suite of services that connect AOL's members, as well as CompuServe members and visitors to AOL's Web-based services, Netcenter, AOL.COM and Digital City (collectively, "AOL Members"), to physicians, health plans, pharmacy benefit managers, covered pharmacies and labs. Under the agreement, the Company and AOL have agreed to create co-branded sites which will enable AOL Members to manage their healthcare through online communication with their physicians, health plans, pharmacy benefit managers, covered pharmacies and labs. The agreement has an initial term of four years, subject to the rights of the parties to terminate the agreement under certain conditions, including the right of AOL to terminate the agreement upon the completion of the Company's pending merger with Healtheon/WebMD. Through this arrangement, AOL Members will have access to the Company's secure, real-time services being developed that allow them, among other things, to select and enroll in health plans, choose their providers, schedule appointments, renew and refill plan approved prescriptions, view lab results, review claims status, receive explanation of benefits, review patient education materials provided by their health plans, understand plan policies and procedures and receive plan treatment authorizations. The Company and AOL have also agreed to collaborate in sales and marketing to the healthcare industry, and they intend to leverage their alliance into cross-promotional and shared advertising revenue initiatives. Under the financial terms of the arrangement, the Company has agreed to make $30,000,000 of guaranteed payments to AOL over three years. The Company made the first payment of $10,000,000 in September 1999. The Company is required to make the remaining guaranteed payments of $10,000,000 on August 31, 2000 and $10,000,000 on August 31, 2001. If the pending merger with Healtheon/WebMD (Note 2) is completed, AOL will have the right to terminate its strategic alliance with CareInsite, in which case the remaining guaranteed payments due to AOL under the agreement shall become immediately payable by the Company.

         The Company also entered into a four-year agreement with Netscape Communications Corporation ("Netscape") under which the Company acquired a nonexclusive and nontransferable right and license for the use of an unlimited quantity of the Netscape and Sun Microsystems software offered via the Sun Microsystems-Netscape Alliance. The cost of the products was $3,750,000, with a maintenance fee of $750,000 in the initial year and an option to purchase maintenance at $1,000,000 per year in the second, third, and fourth years of the agreement.

         Under a separate agreement entered into in September 1999, AOL purchased 100 shares of the Company's newly issued Series A Convertible Redeemable Preferred Stock ("Series A Preferred Stock") at a price of $100,000 per share, or $10,000,000 of Series A Preferred Stock in the aggregate, with an option to purchase up to an additional 100 shares of Series A Preferred Stock in September 2000 ("Series A Preferred Option") at the same price. At the option of AOL, in March 2002, the Series A Preferred Stock is either redeemable in whole for $100,000 per share in cash or convertible in whole, on a per share basis, into (i) the number of shares of the Company's common stock equal to $100,000 divided by $49.25 (or 2,030.5 shares) and (ii) a warrant exercisable for the same number of shares of the Company's common stock, or 2,030.5 shares, at a price of $49.25 per share. In the event that AOL elects to convert the 100 shares of Series A Preferred Stock it purchased in September 1999, it would receive 203,046 shares of the Company's common stock and a warrant exercisable into an additional 203,046 shares at $49.25 per share. Prior to March 2002, AOL has the right to require the Company to redeem the Series A Preferred Stock in whole at $100,000 per share in the event of certain changes in control of the Company, which would not include the pending mergers of the Company and Medical Manager with Healtheon/WebMD under the Healtheon/WebMD Agreements. The Series A Preferred Stock is non-voting except under certain extraordinary circumstances, and no dividend is payable on the Series A Preferred Stock unless the Company declares a dividend on its common stock.

         The proceeds received of $10,000,000 were allocated based on the relative fair values of the Series A Preferred Stock and the Series A Preferred Option, as determined by management. Accordingly, $7,608,000 was allocated to the Series A Preferred Stock and $2,392,000 was allocated to the Series A Preferred Option. Additionally, as the Series A Preferred Stock is convertible into equity securities with a value in excess of $10,000,000 (the "beneficial conversion feature"), a portion of the proceeds has been allocated to the beneficial conversion feature and is reflected as a discount to the Series A Preferred Stock. The value of the beneficial conversion feature, as determined by management was $5,268,000. The discount is being amortized through March 2002 using the effective interest method and is reflected in the accompanying statement of operations as Accretion on Series A Preferred Stock. The Series A Preferred Stock and Series A Preferred Option are classified as Convertible Redeemable Preferred Stock in the accompanying balance sheets.

(5)      Investments

         On February 4, 2000, the Company made a $5,000,000 loan to a privately held company under a senior convertible note. On March 20, 2000, the note was converted into 1,420,454 shares of borrower Series D Preferred Stock.

         On February 4, 2000, the Company acquired 10,000 shares of Series B Preferred stock and 56,088 Series B warrants of another privately held company for an aggregate of $1,000,000.

         On January 7, 2000 and February 25, 2000, the Company loaned $750,000 and $250,000, respectively, to a third privately held company. These loans bear interest at 8% per annum and have a maturity date of September 7, 2000.

(6)      Fair Value of Financial Instruments

         Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash, cash equivalents, short-term marketable securities and accounts receivable. Cash, cash equivalents and short-term marketable securities are deposited with high quality financial institutions. All highly liquid investments with an original maturity from date of purchase of three months or less are considered to be cash equivalents. The Company's cash and cash equivalents are invested in various investment-grade money market accounts. The Company's short-term marketable securities are invested in a U.S. Federal Agency note maturing in June 2001.

         Gross unrealized losses on the marketable securities were $482,000 at March 31, 2000 and gross unrealized gains on the marketable securities were $278,000 at June 30, 1999 and are included as part of accumulated other comprehensive income.

         Management determines the appropriate classification of debt and equity securities at the time of purchase and reevaluates such designation as of each balance sheet date. Marketable debt and equity securities are considered available-for-sale, and are carried at their fair value, with the unrealized gains and losses reported net-of-tax as other comprehensive income or loss. Realized gains and losses and declines in value judged to be other-than-temporary on available-for-sale securities are included in other income. The cost of securities sold is based on specific identification. Interest and dividends on securities classified as available-for-sale are included in other income.

(7)      Earnings per Share

         Basic net loss per share and diluted net loss per share are presented in conformity with SFAS No. 128, "Earnings per Share" and SEC Staff Accounting Bulletin No. 98 ("SAB 98"). Under SFAS No. 128 and SAB 98, basic net loss per share is computed by dividing net loss by the weighted-average number of common shares outstanding for the period. It also requires a reconciliation of the numerator and denominator of the basic net loss per share to the numerator and denominator of the diluted net loss per share. As of March 31, 2000, the calculation of diluted net loss per share excludes an aggregate of 7,423,400 shares of common stock issuable upon exercise of employee stock options, warrants to purchase an aggregate of 1,618,580 shares of common stock, options and warrants to purchase an aggregate of 812,184 shares of common stock reserved for issuance upon the conversion of shares of Series A Preferred Stock and an aggregate of 2,503,125 shares of common stock issuable to Cerner, as the effect of such shares would be anti-dilutive. As of March 31, 1999, the calculation of diluted net loss per share excludes an aggregate of 5,067,563 warrants to purchase common stock and an aggregate of 2,503,125 shares of common stock issuable to Cerner, as the effect of such shares would be anti-dilutive.

(8)      Commitments and Contingencies

         On February 18, 1999, Merck & Co., Inc. ("Merck") and Merck-Medco Managed Care, L.L.C. ("Merck-Medco") filed a complaint in the Superior Court of New Jersey against the Company, Medical Manager, Martin J. Wygod, Chairman of the Company, and Paul C. Suthern, Roger C. Holstein and Charles A. Mele, officers and/or directors of the Company. Merck and Merck-Medco asserted that the Company, Medical Manager and the individual defendants were in violation of certain non-competition, non-solicitation and other agreements. The complaint sought to enjoin the Company, Medical Manager and the individual defendants from conducting the Company's healthcare e-commerce business and from soliciting Merck-Medco's customers. A hearing was held on March 22, 1999 on the plaintiffs' application for a preliminary injunction. On April 15, 1999, the Superior Court denied that application. In March 2000, the Superior Court ruled in favor of the Company, Medical Manager and Messrs. Wygod, Suthern,

Holstein and Mele and entered an order dismissing with prejudice all of the plaintiffs' claims. The Court's orders terminate Merck's and Merck-Medco's right to seek any claim for injunctive relief or damages arising out of the Company's and Medical Manager's activities to deploy the Company's healthcare e-commerce services. The Company's and Medical Manager's counterclaims against Merck and Merck-Medco are still pending.

         The Company has recorded $350,000, $2,500,000, $1,450,000 and
$2,500,000 in litigation costs associated with the Merck and Merck-Medco litigation in the three months ended March 31, 2000 and March 31, 1999 and the nine months ended March 31, 2000 and March 31, 1999, respectively.

         On March 14, 2000, the Company was served with a summons in a lawsuit which was filed on February 17, 2000, against the Company, Medical Manager and certain of their officers and directors, among other parties, in the New Jersey Superior Court, Chancery Division, in Bergen County. The plaintiff purports to be a holder of CareInsite common stock. The lawsuit, captioned Ina Levy, et al. vs. Martin J. Wygod, et al., purports to bring an action on behalf of the plaintiff and others similarly situated to enjoin the defendants from consummating the proposed mergers of the Company and Medical Manager with Healtheon/WebMD (the "Mergers"). The plaintiff alleges that the defendants have breached their fiduciary duties in that the proposed Mergers favor the interests of Medical Manager and its shareholders over the interests of the Company's minority shareholders. The plaintiff also alleges that the proposed Mergers provide the defendants and other Medical Manager shareholders with a premium which exceeds the premium provided to the Company's minority shareholders. The lawsuit seeks, among other things, an injunction prohibiting the proposed Mergers unless certain mechanisms are implemented by the Company, as well as plaintiff's costs and disbursements. The Company believes that this lawsuit is without merit and intends to vigorously defend against it.

         In the normal course of business, the Company is involved in various claims and legal proceedings. While the ultimate resolution of these matters has yet to be determined, the Company does not believe that their outcome will have a material adverse effect on its financial condition or results of operations.

(9)      Other

         On March 16, 2000, the Company signed a binding letter of intent with Medical Mutual of Ohio ("MMO") to acquire MMO's provider connectivity business for 405,318 shares of CareInsite Common Stock. Under the terms of the binding letter of intent, if MMO does not realize at least $10,000,000 in proceeds from the sale of 202,659 of the common shares to be issued at closing, the Company has agreed to pay MMO an amount equal to the shortfall in cash.